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                                                                 EXHIBIT 10.4

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated September 13, 1999, and effective as of September 1, 1999 (the "Effective Date") between ANTEX BIOLOGICS INC., a Delaware corporation (the "Company") and SMITHKLINE BEECHAM BIOLOGICALS MANUFACTURING S.A., a Belgian company ("SB Bio").

                              W I T N E S S E T H:


                  WHEREAS, pursuant to an Omnibus Agreement (the "Omnibus Agreement") dated the date hereof, among the Company, SB Bio and MicroCarb Human Vaccines Inc., a Delaware corporation ("MCHV"), SB Bio has acquired 3,595,264 shares of the common stock of the Company, par value $.01 per share (the "Common Stock");

                  WHEREAS, pursuant to an Amended and Restated Warrant (the "Warrant") dated the date hereof between the Company and SB Bio, the Company has granted SB Bio a warrant to purchase up to 4,731,958 shares of the Common Stock; and

                  WHEREAS, the Company desires to provide SB Bio and its successors and permitted assigns with certain rights regarding the registration of (i) 3,595,264 shares of the Common Stock acquired on the date hereof and (ii) up to 4,731,958 shares of the Common Stock issuable upon the exercise of the Warrant.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

                   1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act.

                  "Closing Price" means the last sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Registrable Securities shall be listed or admitted to trading on a Trading Day or, if the Registrable Securities shall not be listed or admitted to trading on any national securities exchange on such Trading Day, the last reported transaction price on such Trading Day or, if not so quoted, the closing bid price in the over-the-counter market on such Trading Day, as reported by Nasdaq or such other system then in use.

                  "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" has the meaning set forth in the first WHEREAS clause of the Recitals.


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                  "Demand" has the meaning set forth in Section 2.1.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such subsequent similar federal statute.

                  "Nasdaq" means the National Association of Securities Dealers Automated Quotations System or such other securities trading system then in use.

                  "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

                  "Registrable Common Securities" means the 3,595,264 shares of Common Stock acquired on the date hereof and the shares of Common Stock issued upon any exercise of the Warrant.

                  "Registrable Securities" means collectively the Registrable Common Securities and any other securities issuable in connection therewith or in replacement thereof by way of a dividend, distribution, recapitalization, exchange, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or any successor provision) promulgated under the Securities Act or (c) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such subsequent similar federal statute.

                  "Trading Day" means a day on which the principal national securities exchange on which the Registrable Securities in question shall be listed or admitted to trading shall be open for the transaction of business or, if the Registrable Securities shall not be listed or admitted to




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trading on any national securities exchange, any day on which trading takes place in the over-the-counter market.

            "Warrant" has the meaning set forth in the second WHEREAS clause of the Recitals.

            2. Registration Rights.

               2.1. Registration on Demand.

               2.1.1. Demand. Subject to Section 2.1.7, upon the written request (the "Demand") of SB Bio that the Company effect the registration under the Securities Act of all or part of SB Bio's Registrable Securities, the Company shall effect, as soon as practicable and in any event within 120 days after the Demand is received from SB Bio, the registration under the Securities Act, of the Registrable Securities which the Company has been so requested to register by SB Bio.

               2.1.2. Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by SB Bio of Registrable Securities, holders of securities of the Company who have "piggyback" registration rights may include all or a portion of such securities in such registration, offering or sale. If the managing underwriter of any such offering shall inform the Company by letter of its belief that the number or type of securities of the Company requested by holders of the securities of the Company other than SB Bio to be included in such registration would materially and adversely affect the underwritten offering, then the Company shall include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in (or during the time of) such offering, first, all of the Registrable Securities specified by SB Bio in the Demand and second, for each holder of the Company's securities other than SB Bio, the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be included in such registration by all holders other than SB Bio.

               2.1.3. Registration Statement Form. Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company shall include in any such registration statement all information which, in the opinion of counsel to the Company, is required to be included.

               2.1.4. Expenses. The Company shall pay the Registration Expenses in connection with the first Demand registration requested pursuant to this
Section 2.1, but excluding underwriting discounts and selling commissions relating to the sale or disposition of SB Bio's Registrable Securities, and the fees and expenses of SB Bio's own counsel. SB Bio shall pay all the Registration Expenses in connection with the second and third Demand registrations requested pursuant to this Section 2.1. If the registration pursuant to the first Demand is withdrawn at the request of SB Bio and if SB Bio elects not to have such registration count as the first Demand registration under this Section 2.1, SB Bio shall pay all the Registration Expenses of such registration.

               2.1.5. Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with




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respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective, or (iii) in the case of an underwritten offering, if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

               2.1.6. Selection of Underwriters. In connection with each underwritten offering, SB Bio shall promptly select an underwriter subject to the approval of the Company (which approval shall not be unreasonably withheld by the Company).

               2.1.7. Limitations on Registration on Demand. The Company shall not be required to prepare and file a registration statement pursuant to this
Section 2.1 which would become effective within 120 days following the effective date of a registration statement (other than a registration statement filed on Form S-8) filed by the Company with the Commission pertaining to an underwritten public offering of convertible debt securities or equity securities for cash for the account of the Company or another holder of securities of the Company if SB Bio was afforded the opportunity to include at least fifty (50%) percent of its Registrable Securities in such registration pursuant to Section 2.2. In no event shall the Company be required to effect (i) in the aggregate, more than three registrations pursuant to this Section 2.1, (ii) more than one registration pursuant to this Section 2.1 in any 180 day period and (iii) any registration, if, in the good faith determination of the Company's Board of Directors, such registration would adversely affect certain activities of the Company to the material detriment of the Company, then the Company may at its option direct that such Demand be delayed for a period not in excess of 90 days from the date of the Company's receipt of the Demand, such right to delay a Demand shall be exercised by the Company not more than once in any twelve month period.

               2.2. Piggyback Registration.

               2.2.1. Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2, S-3 or any successor or similar form(s) (except registrations on such Forms or similar forms solely for registration of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) debt securities which are not convertible into Common Stock), whether or not for sale for its own account, it shall each such time give written notice to SB Bio of its intention to do so and of SB Bio's rights under this Section 2.2 at least 30 days prior to the anticipated filing date of a registration statement with respect to such registration with the Commission. Upon the written request of SB Bio made as promptly as practicable and in any event within 10 business days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by SB Bio, the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by SB Bio; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to SB Bio and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without




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prejudice, (provided, however, that SB Bio may request that such registration be effected as a registration under Section 2.1 hereof) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

               2.2.2. Priority in Piggyback Registrations. Notwithstanding anything in Section 2.2.1 above to the contrary, if the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall notify SB Bio of such fact and give SB Bio the opportunity to negotiate with the managing underwriter regarding the inclusion in such registration of all of the Registrable Securities requested by SB Bio to be included therein. If the managing underwriter does not agree to include more than eighty (80%) percent (or such lesser percentage as SB Bio shall, in its sole discretion, agree to) of the number of the Registrable Securities initially requested by SB Bio to be included in such registration, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account or by the holder of securities who initiated a demand registration, and second, for each holder of the Company's securities other than the holder of the securities who initiated a demand registration, the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such offering by such holders.

               2.3. Registration Procedures.

               2.3.1. In connection with the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company shall as expeditiously as possible:

               (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities;

               (iii) furnish to SB Bio such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as SB Bio may reasonably request;



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               (iv) use its best efforts (x) to register or qualify all
Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as SB Bio shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable SB Bio to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by SB Bio, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph
(iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to SB Bio to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

               (vi) furnish to SB Bio, (x) an opinion of outside counsel for the Company, and (y) a "comfort" letter signed by the certified independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

               (vii) notify SB Bio when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of SB Bio promptly prepare and furnish to SB Bio such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement meeting the requirements of Section 11(a) of the Securities Act, which the Company shall be entitled to satisfy by complying with the requirements of Rule 158 promulgated thereunder, and promptly furnish a copy of the same to SB Bio;

               (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and



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               (x) use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which Registrable Securities of the same class, and if applicable, series, covered by such registration statement are then listed.

               SB Bio agrees that upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.3.1(vii), SB Bio will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until SB Bio's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3.1(vii).

               2.4. Underwritten Offerings.

               2.4.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by SB Bio pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, SB Bio and the underwriters, and to contain such representations and warranties by the Company and SB Bio and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. SB Bio will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form and substance thereof. SB Bio shall be a party to such underwriting agreement. SB Bio shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding SB Bio, SB Bio's Registrable Securities, SB Bio's intended method of distribution and any other representations or warranties required by law or customarily given by selling shareholders in an underwritten public offering.


               2.4.2. Piggyback Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 2.2 and such securities are to be distributed by or through one or more underwriters, subject to the priority and other provisions of Section 2.2.2 the Company will, if requested by SB Bio, arrange for such underwriters to include all the Registrable Securities to be offered and sold by SB Bio among the securities of the Company to be distributed by such underwriters. SB Bio shall become a party to the underwriting agreement negotiated between the Company and such underwriters. SB Bio shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding SB Bio, SB Bio's Registrable Securities and SB Bio's intended method of distribution or any other representations or warranties required by law or customarily given by selling shareholders in an underwritten public offering.


               2.4.3. Holdback Agreements.

               (i) If any registration of Registrable Securities shall be in connection with an underwritten public offering, SB Bio agrees if required by the underwriter or underwriters not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such




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underwritten public offering) during the 15 days prior to, and during the 90-day period beginning on, the effective date of such registration statement, provided that SB Bio has received written notice of such registration at least 15 days prior to such effective date.

               (ii) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees (x) if required by the underwriter or underwriters not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan which has been duly adopted by the Company and which provides for the distribution to participants in the plan of equity securities of the Company or securities convertible or exchangeable or exercisable for equity securities of the Company) during the 15 days prior to, and during the 90-day period beginning on the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree that, if required by the underwriter or underwriters, they will not effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (x), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted), if such holder is participating in the offering pursuant to such registration.

               2.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give SB Bio not less than 30 days prior written notice of the preparation of such registration statement and give SB Bio and its counsel and accountants the opportunity to participate, at SB Bio's expense, in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of SB Bio's counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Any expenses incurred by SB Bio in connection with any such investigation shall be borne by SB Bio.

               2.6. Indemnification.

               2.6.1. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Sections 2.1 or 2.2, SB Bio, its directors, officers, employees, agents and affiliates and, to the extent required by any underwriting agreement entered into by the Company, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls SB Bio or any such underwriter within the meaning of the Securities Act, insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to




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make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse SB Bio and each such director, officer, agent or affiliate, and, to the extent required by any underwriting agreement entered into by the Company, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by SB Bio, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SB Bio or any such director, officer, agent or affiliate or controlling Person and shall survive the transfer of such securities by SB Bio.


               2.6.2. Indemnification by SB Bio. If any Registrable Securities are included in any registration statement, SB Bio will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section
2.6.1 above) the Company, each director of the Company, each officer of the Company and each employee of the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by SB Bio specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

               2.6.3. Notice of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 2.6, except to the extent that the indemnifying party is materially prejudiced by such failure. The indemnified party shall be entitled to receive the indemnification payments described in Section 2.6.6 after providing such written notice to the indemnifying party. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any




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settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

               2.6.4. Contribution. If the indemnification provided for in this
Section 2.6 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.6.1 or 2.6.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 2.6.1 or 2.6.2 hereof, the indemnified party and the indemnifying party under Sections 2.6,1 or 2.6.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on one hand and SB Bio on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative fault of the Company on one hand and SB Bio on the other which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution with respect to such fraudulent misrepresentation from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's written consent, which consent shall not be unreasonably withheld.


               2.6.5. Other Indemnification. Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.6 (with appropriate modifications) shall be given by the Company and SB Bio with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

               2.6.6. Indemnification Payments. The indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred by the indemnified party.

               3. Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  (a) use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 promulgated under the Securities Act;

                  (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times;

                  (c) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and



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

                  (d) deliver a written statement as to whether it has complied with such requirements of this Section, to SB Bio upon SB Bio's request.

               4. Legend. Any certificate evidencing Registrable Securities shall bear the following legend in addition to any other legend that may be required by law:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED SEPTEMBER 13, 1999 AND EFFECTIVE AS OF SEPTEMBER 1, 1999, BETWEEN ANTEX BIOLOGICS INC. AND SMITHKLINE BEECHAM BIOLOGICALS MANUFACTURING, S.A. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY ANTEX BIOLOGICS INC. TO THE HOLDER HEREOF UPON SUCH HOLDER'S WRITTEN REQUEST."


               5. Modification; Waivers. This Agreement may be modified or amended only with the written consent of each party hereto. No party hereto shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

               6. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

               7. Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other Persons or circumstances, to the extent permitted by law, shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

               8. Notices.

                  (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person, receipt requested, or air courier guaranteeing two (2) day delivery, or facsimile (with written confirmation of receipt) to such other party's address or facsimile number set forth below.

                  If to Antex Biologics Inc.:



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

                  300 Professional Drive
                  Gaithersburg, Maryland  20879
                  Attention:  Chief Executive Officer
                  Facsimile:  (301) 590-1252

                  If to SmithKline Beecham Biologicals
                  Manufacturing s.a.:

                  Rue de L'Institut 89
                  B-1330 Rixensart
                  Belgium
                  Attention: President, General Manager
                  Facsimile:  011-32-2-656-8026

with a copy to:

                  SmithKline Beecham Corp.
                  One Franklin Plaza
                  P.O. Box 7929
                  Philadelphia, Pennsylvania  19101-7929
                  Attention:  Edgar B. Cale, III, Esq.
                  Facsimile:  (215) 751-3935

                  (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered or facsimiled (with written confirmation of receipt); and the next business day after timely delivery to the courier, if sent by air courier guaranteeing two (2) day delivery.

               9. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Company and SB Bio and their respective successors and permitted assigns. SB Bio may assign its rights under this Agreement to any Person to whom SB Bio transfers any of the Registrable Securities, the Omnibus Agreement, the Warrant or any interest therein without the necessity of obtaining any consent to such assignment.. In the event that SB Bio assigns its rights to a holder or holders of only a portion of the Registrable Securities, then all references to SB Bio herein shall also be deemed to refer to such other holder or holders, but in such event SB Bio will have the sole right to make all decisions by and give notices for such holder or holders under this Agreement; provided, that if SB Bio no longer owns any Registrable Securities, then all decisions and notices hereunder shall be made by the holders of not less than a majority of the Registrable Securities outstanding and all other holders of Registrable Securities shall be bound by any such decision.

               10. Counterparts. This Agreement may be executed in two or more counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.


               11. Headings. The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

               12. Construction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

               13. No Adverse Agreements. The Company has not previously, and will not hereafter, enter into any agreement with respect to its securities which adversely affects the rights granted to SB Bio in this Agreement.

               14. Recapitalizations, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other similar change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

               15. Specific Performance. The parties hereto agree that the Registrable Securities of the Company cannot be purchased or sold in the open market other than pursuant to Rule 144 or pursuant to an effective registration statement and that, for these reasons, among others, the holder or holders of the Registrable Securities will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the Registrable Securities which are the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 15 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity. SB Bio consents to the jurisdiction of the federal courts of the State of Delaware in any suit, action or proceeding brought pursuant to this Section 15, waives any objection it may have to the laying of venue in any such suit, action or proceeding in any of such court, and agrees that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process.

               16. Term. This Agreement shall continue in full force and effect until the earlier of (i) seven (7) years after the Effective Date and (ii) the first date on which SB Bio and its permitted assigns may sell all of the Registrable Securities held by them in a ninety (90) day period pursuant to Rule 144 under the Securities Act.


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



                    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on September 13, 1999, and effective as of September 1, 1999, and delivered by their respective duly authorized officers.

                             ANTEX BIOLOGICS INC.



                             By:    /s/V. M. Esposito
                                   ---------------------------------------
                                  Name:   V. M. Esposito
                                  Title:  Chairman & CEO



                             SMITHKLINE BEECHAM BIOLOGICALS MANUFACTURING S.A.



                             By:    /s/Jean Stephenne
                                   ---------------------------------------
                                  Name:   Jean Stephenne
                                  Title:  President, General Manager

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